EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Press Contact:
Drew Konop
VP, Investor Relations & Corporate Development
Email: investors@revgroup.com
Phone: 1-888-738-4037 (1-888-REVG-037)

REV Group Announces Leadership Change Effective Immediately

Board Appoints Rod Rushing as CEO as Tim Sullivan Departs

Milwaukee, WI - March 23, 2020 - REV Group, Inc. (NYSE:REVG), a leading manufacturer of specialty vehicles announced today that Timothy Sullivan is departing as CEO and as a member of the Board of Directors. Replacing Mr. Sullivan, the board of directors appointed Rodney N. Rushing as Chief Executive Officer effective March 23, 2020. Mr. Rushing will assume day-to-day strategic and operational leadership of the Company and will also join REV Group’s board of directors.

Prior to joining REV Group, Rod Rushing most recently served as President, Building Solutions North America at Johnson Controls Inc. (JCI), a $9 billion revenue business with 30,000 employees. Over the course of 30 years with JCI, Mr. Rushing has demonstrated results-oriented leadership in leading both product and service businesses within the JCI portfolio. Rod’s experience and history of accomplishments spans sales and distribution management, engineering, product development, operations and M&A, and more than 20 years of P&L management. He has held multiple executive-level leadership positions, focused on delivering results for customers and creating shareholder value.

“The Board is confident we've selected the ideal next leader of REV Group in Rod. He has a proven track record of delivering high-quality performance through organizational development, financial acuity, commercial excellence, and operational discipline. We were impressed with Rod as a leader, his strategic approach to managing business drivers, and his ability to align resources to achieve results and deliver shareholder value.” said Paul Bamatter, Chairman of the Board.

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About REV Group, Inc.

REV Group (REVG) is a leading designer, manufacturer and distributor of specialty vehicles and related aftermarket parts and services. We serve a diversified customer base, primarily in the United States, through three segments: Fire & Emergency, Commercial and Recreation. We provide customized vehicle solutions for applications including essential needs (ambulances, fire apparatus, school buses and municipal transit buses), industrial and commercial (terminal trucks, cut-away buses and street sweepers) and consumer leisure (recreational vehicles and ‘RVs’). Our diverse portfolio is made up of well-established principal vehicle brands including many of the most recognizable names within their industry. Several of our brands pioneered their specialty vehicle product categories and date back more than 50 years. REV Group trades on the NYSE under the symbol REVG.  Investors-REVG

Forward-Looking Statements

This news release contains statements that the Company believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This news release includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “strives,” “goal,” “seeks,” “projects,” “intends,” “forecasts,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. They appear in a number of places throughout this news release and include statements regarding our intentions, beliefs, goals or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industries in which we operate.

Our forward-looking statements are subject to risks and uncertainties, including those highlighted under “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” in the Company’s annual report on Form 10-K, and in the Company’s subsequent quarterly reports on Form 10-Q, together with the Company’s other filings with the SEC, which risks and uncertainties may cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which only speak as of the date hereof. The Company does not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, expect as required by applicable law.